UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

JOURNEY MEDICAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

JOURNEY MEDICAL CORPORATION
9237 E Via de Ventura Blvd., Suite 105
Scottsdale, AZ 85258
Dear Stockholder:
You are cordially invited to the Annual Meeting of Stockholders (the “Annual Meeting”) of Journey Medical Corporation (“Journey” or the “Company”), to be held virtually at 11:00 a.m. Eastern Time, on June 24, 2025. The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/DERM2025 where you will be able to listen to the meeting live, submit questions and vote online. At the Annual Meeting, the stockholders will be asked to (i) elect six directors for a term of one year until our 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified in accordance with our Amended and Restated Bylaws (“Bylaws”), (ii) ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2025, (iii) approve our Fourth Amended and Restated Certificate of Incorporation to provide for, among other things, officer exculpation, and (iv) transact any other business that may properly come before the 2025 Annual Meeting or any adjournment of the 2025 Annual Meeting. You will also have the opportunity to ask questions and make comments at the meeting.
Your vote is important. It is important that your stock be represented at the meeting regardless of the number of shares you hold. To be sure your vote counts and assure a quorum, please vote by mobile device or over the Internet, or if you received proxy materials by mail, vote, sign, date and return the proxy card accompanying the printed proxy materials, as soon as possible, regardless of whether you plan to virtually attend the meeting; or if you hold your shares through a bank, brokerage firm or other nominee, please follow the instructions for voting provided by your bank, brokerage firm or other nominee, regardless of whether you plan to attend the meeting virtually. If you do virtually attend the Annual Meeting and wish to vote virtually, you may revoke your proxy at the meeting.
If you have any questions about the proxy statement or the accompanying Annual Report on Form 10-K for the year ended December 31, 2024, please contact Ramsey Alloush, our Chief Operating Officer, General Counsel at 480-434-6670. We look forward to virtually seeing you at the Annual Meeting.
Sincerely,
Claude Maraoui
President, Chief Executive Officer and Director
April 29, 2025
Scottsdale, Arizona

JOURNEY MEDICAL CORPORATION
9237 E Via de Ventura Blvd., Suite 105
Scottsdale, AZ 85258
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
The Annual Meeting of Stockholders of Journey Medical Corporation can be accessed by visiting www.virtualshareholdermeeting.com/DERM2025, on June 24, 2025 at 11:00 a.m., Eastern Time. At the meeting, stockholders will consider and act on the following items:
1.
Elect six directors for a term of one year until our 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified in accordance with our Bylaws;

2.
Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2025;

3.
Adopt and approve the Fourth Amended and Restated Certificate of Incorporation providing for, among other things, officer exculpation; and

4.
Transact any other business that may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

We will hold our Annual Meeting in virtual format only, via live audio webcast (rather than at any physical location) at the date and time specified above, instead of holding the meeting at any physical location. Only those stockholders of record as of the close of business on the record date of April 25, 2025 are entitled to vote at the Annual Meeting or any adjournments thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for your inspection beginning June 13, 2025, at our offices located at 9237 E Via de Ventura Blvd., Suite 105, Scottsdale, AZ 85258, between the hours of 10:00 a.m. and 5:00 p.m., local time, each business day during the 10 days preceding the Annual Meeting, however, if we determine that a physical in-person inspection is not practicable, such list of stockholders may be made available electronically, upon request. You or your proxyholder may participate, vote, and examine our stockholder list at the Annual Meeting by visiting www.virtualshareholdermeeting.com/DERM2025 and using your 16-digit control number.
Please note the technical requirements for virtual attendance at the Annual Meeting, as described in the enclosed proxy statement under the heading “Questions and Answers.”
Pursuant to rules promulgated by the Securities and Exchange Commission, we are providing access to our proxy materials over the Internet. On or about April 29, 2025, we will mail a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) to each of our stockholders of record and beneficial owners as of close of business on the record date. On the date of mailing the Internet Notice, all stockholders will have the ability to access all the proxy material on the website referred to in the Internet Notice. These proxy materials will be available free of charge.
YOUR VOTE IS IMPORTANT!
Submitting your proxy card or voting over the Internet or by mobile device does not affect your right to vote virtually if you decide to virtually attend the Annual Meeting. You are urged to submit your proxy as soon as possible, regardless of whether or not you expect to virtually attend the Annual Meeting. You may revoke your proxy at any time before it is voted at the Annual Meeting by (i) delivering written notice to our Corporate Secretary, Ramsey Alloush, at our address above, (ii) submitting a later-dated proxy card or voting over the Internet or mobile device at a later time, or (iii) virtually attending the Annual Meeting and voting. No revocation under (i) or (ii) will be effective unless written notice or the proxy card is received by our Corporate Secretary at or before the Annual Meeting.
When you submit your proxy, you authorize Claude Maraoui, our Chief Executive Officer, and Ramsey Alloush, our Chief Operating Officer, Corporate Secretary and General Counsel, to vote your shares at the Annual Meeting and on any adjournments of the Annual Meeting in accordance with your instructions.
By Order of the Board of Directors,
Ramsey Alloush,
Corporate Secretary
April 29, 2025
Scottsdale, Arizona

JOURNEY MEDICAL CORPORATION
9237 E Via de Ventura Blvd., Suite 105
Scottsdale, AZ 85258
Phone: 480-434-6670
PROXY STATEMENT
This proxy statement is being made available via internet access, beginning on or about April 29, 2025, to the owners of shares of common stock of Journey Medical Corporation (the “Company,” “our,” “we,” or “Journey”) as of April 25, 2025, in connection with the solicitation of proxies by our Board of Directors for our 2025 Annual Meeting of Stockholders (the “Annual Meeting”).
The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/DERM2025 on June 24, 2025, at 11:00 a.m., Eastern Time. Our Board of Directors encourages you to read this document thoroughly and take this opportunity to vote, via proxy, on the matters to be decided at the Annual Meeting. This proxy procedure is necessary to permit all stockholders, some of whom may be unable to attend the Annual Meeting virtually, to vote on the matters described in this proxy statement. As discussed below, you may revoke your proxy at any time before your shares are voted at the Annual Meeting.

QUESTIONS AND ANSWERS	1
Q: WHAT IS THE PURPOSE OF THE ANNUAL MEETING	1
Q: HOW CAN I ATTEND THE ANNUAL MEETING AND WHY IS THE COMPANY HOLDING THE ANNUAL MEETING IN A VIRTUAL ONLY FORMAT	1
Q: HOW DO I SUBMIT QUESTIONS AT THE ANNUAL MEETING	1
Q: WHO IS ENTITLED TO VOTE AT OUR ANNUAL MEETING	1
Q: HOW DO I VOTE	2
Q: WHAT IF I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL ANNUAL MEETING	2
Q: WHAT IS A PROXY	3
Q: HOW WILL MY SHARES BE VOTED IF I VOTE BY PROXY	3
Q: HOW DO I REVOKE MY PROXY	3
Q: IS MY VOTE CONFIDENTIAL	3
Q: HOW ARE VOTES COUNTED	3
Q: WHAT IS THE EFFECT OF ABSTENTIONS OR BROKER NON-VOTES	3
Q: WHAT CONSTITUTES A QUORUM AT THE ANNUAL MEETING	4
Q: WHAT VOTE IS REQUIRED TO ELECT OUR DIRECTORS FOR A ONE-YEAR TERM	4
Q: WHAT VOTE IS REQUIRED TO RATIFY KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024	4
Q: WHAT VOTE IS REQUIRED TO APPROVE THE FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION PROVIDING FOR, AMONG OTHER THINGS, OFFICER EXCULPATION IN PROPOSAL 3?	4
Q: WHAT PERCENTAGE OF OUR OUTSTANDING COMMON STOCK DO OUR DIRECTORS, EXECUTIVE OFFICERS, AND 5% BENEFICIAL OWNERS OWN	5
Q: WHO WAS OUR INDEPENDENT PUBLIC ACCOUNTANT FOR THE YEAR ENDED DECEMBER 31, 2024? WILL THEY BE REPRESENTED AT THE ANNUAL MEETING	5
Q: HOW CAN I OBTAIN A COPY OF OUR ANNUAL REPORT ON FORM 10-K	5
Q: HOW DOES THE BOARD RECOMMEND THAT I VOTE MY SHARES	5
CORPORATE GOVERNANCE	6
Our Board of Directors	6
Director Independence and Controlled Company Exemption	6
Communicating with the Board of Directors	9
Nominating Process	11
Code of Business Conduct and Ethics	12
Insider Trading Policy; Prohibition Against Hedging and Speculative Trading	12
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS	13
Audit Fees	13
Audit-Related Fees	13
Tax Fees	13
All Other Fees	13
Pre-Approval of Services	13
REPORT OF THE AUDIT COMMITTEE	15

i

ii

QUESTIONS AND ANSWERS
Q:
What is the purpose of the Annual Meeting?

A:
At the Annual Meeting, our stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders accompanying this proxy statement, including (i) electing six directors for a term of one year until our 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified in accordance with our Amended and Restated Bylaws (“Bylaws”), (ii) ratifying the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2025, (iii) approving our Fourth Amended and Restated Certificate of Incorporation providing for, among other things, officer exculpation, and (iv) transacting any other business that may properly come before the 2025 Annual Meeting or any adjournment thereof.

Q:
How can I attend the annual meeting and why is the Company holding the Annual Meeting in a virtual only format?

A:
We are holding the Annual Meeting in a virtual format, rather than a meeting at any physical location, in order to encourage attendance and participation by a broader group of stockholders, while also reducing the costs and environmental impact associated with an in-person meeting.

To attend and participate in the Annual Meeting, stockholders will need to access the live audio webcast of the meeting. To do so, stockholders of record will need to visit www.virtualshareholdermeeting.com/DERM2025 and use their 16-digit Control Number provided in the Internet Notice to log in to this website, and beneficial owners of shares held in street name will need to follow the instructions provided by the bank, brokerage firm or other nominee that holds their shares. We encourage stockholders to log in to this website and access the webcast before the Annual Meeting’s start time. Further instructions on how to attend, participate in and vote at the Annual Meeting, including how to demonstrate your ownership of our stock as of the record date, are available at www.virtualshareholdermeeting.com/DERM2025. Please note you will only be able to attend and vote in the meeting using this website. All references to attending the Annual Meeting “in person” in this proxy statement mean attending the live webcast at the Annual Meeting.
Q:
How do I submit questions at the Annual Meeting?

A:
We are committed to engagement with our stockholders. You will be able to submit questions during our Annual Meeting by visiting www.virtualshareholdermeeting.com/DERM2025. While we will try to answer stockholder-submitted questions that comply with the meeting rules of conduct as determined by the chair of the meeting, we may not be able to answer questions due to time constraints. However, we reserve the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If we are unable to answer the questions at the Annual Meeting, subject to Delaware law, we will reserve our answers for individual outreach following the meeting.

Q:
Who is entitled to vote at our Annual Meeting?

A:
The record holders of our common stock and our Class A common stock at the close of business on the record date, April 25, 2025, may vote at the Annual Meeting. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders and each share of Class A common stock has the voting power of 1.1 times (A) the shares of outstanding common stock plus (B) the whole shares of common stock into which the shares of outstanding the Class A common stock are convertible, divided by the number of shares of outstanding Class A common stock, or 3.14 votes per share on the record date. There were 17,120,937 shares of common stock and 6,000,000 shares of Class A common stock outstanding on the record date and entitled to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting, including the address of and number of shares held by each stockholder of record, will be available for your inspection beginning June 13, 2025, at our offices located at 19237 E Via de Ventura Blvd., Suite 105, Scottsdale, AZ 85258 between the hours of 10:00 a.m. and 5:00 p.m., local time, each business day during the 10 days preceding the Annual

Meeting. However, if we determine that a physical in-person inspection is not practicable, such list of stockholders may be made available electronically, upon request.
Stockholders of Record: Shares Registered in Your Name.   If on the record date your shares were registered directly in your name with our transfer agent, VStock Transfer LLC, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Annual Meeting or vote by proxy. Whether or not you plan to virtually attend the Annual Meeting, we urge you to vote over the Internet or by mobile device, or if you requested a printed copy of the proxy materials be mailed to you, fill out and return the proxy card enclosed therewith, to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Bank, Brokerage Firm or Other Nominee.   If on the record date your shares were held in an account at a bank, brokerage firm or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your bank, brokerage firm or other nominee on how to vote the shares in your account. You are also invited to virtually attend the Annual Meeting.
Q:
How do I vote?

A:
You may vote during the Annual Meeting by following the instructions posted at www.proxyvote.com and entering your 16-digit control number included with the Internet Notice or proxy card, by use of a proxy card if you received a printed copy of our proxy materials, or via internet or by mobile device as indicated in the proxy card or Internet Notice.

Whether you hold shares directly as the stockholder of record or indirectly as the beneficial owner of shares held for you by a bank, brokerage firm or other nominee (i.e., in “street name”), you may direct your vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares you hold in street name, by submitting voting instructions to your bank, brokerage firm or other nominee. In most instances, you will be able to do this by internet, mobile device or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares you hold in street name, the voting instruction card provided by your bank, brokerage firm or other nominee.
•
By Internet — If you have Internet access, you may authorize your proxy from any location in the world as directed in the Internet Notice.

•
By Mobile Device — If you choose to vote by mobile device, scan the QR code imprinted on the proxy card or Internet Notice using either a smartphone or tablet and you will be taken directly to the Internet voting site.

•
By Mail (if you requested and received a paper copy of the proxy materials by mail) — If you requested a printed copy of these proxy materials to be mailed to you, you may authorize your proxy by signing your proxy card and mailing it in the enclosed, postage-prepaid and addressed envelope. For shares you hold in street name, you may sign the voting instruction card included by your bank, brokerage firm or other nominee and mail it in the envelope provided.

You may also vote live during the Annual Meeting by following the instructions posted at www.virtualshareholdermeeting.com/DERM2025 and entering your 16 digit control number included with the Notice of Internet Availability. If you choose to vote during the Annual Meeting, the virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. You should ensure that you have a strong internet or WiFi connection from wherever you intend to participate in the Annual Meeting.
Q:
What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

A:
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number located on the meeting page. Technical support will be available starting at approximately 10:45 a.m., Eastern Time, on June 24, 2025.
Q:
What is a proxy?

A:
A proxy is a person you appoint to vote your shares on your behalf. If you are unable to virtually attend the Annual Meeting, our Board of Directors (the “Board”) is seeking your appointment of a proxy so that your shares may be voted. If you vote by proxy, you will be designating Claude Maraoui, our Chief Executive Officer, and Ramsey Alloush, our Chief Operating Officer, Corporate Secretary and General Counsel, as your proxies. Claude Maraoui and/or Ramsey Alloush may act on your behalf and have the authority to appoint a substitute to act as your proxy.

Q:
How will my shares be voted if I vote by proxy?

A:
Your proxy will be voted according to the instructions you provide. If you complete and submit your proxy but do not otherwise provide instructions on how to vote your shares, your shares will be voted (i) “FOR” the six individuals nominated to serve as members of our Board, (ii) “FOR” the ratification of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2025, and (iii) “FOR” the approval of the Fourth Amended and Restated Certificate of Incorporation providing for, among other things, officer exculpation. Presently, our Board does not know of any other matter that may come before the Annual Meeting. However, your proxies are authorized to vote on your behalf, using their discretion, on any other business that properly comes before the Annual Meeting.

Q:
How do I revoke my proxy?

A:
You may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

•
sending a written notice that you are revoking your proxy to our Corporate Secretary, Ramsey Alloush, at our address above (so long as we receive such notice no later than the close of business on the day before the Annual Meeting);

•
submitting a later-dated proxy card or voting again via the Internet or mobile device; or

•
virtually attending the Annual Meeting and notifying the election officials at the Annual Meeting that you wish to revoke your proxy and vote virtually. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your bank, brokerage firm or other nominee, you should follow the instructions provided by such broker, bank, custodian or other nominee.
Q:
Is my vote confidential?

A:
Yes. All votes remain confidential.

Q:
How are votes counted?

A:
Before the Annual Meeting, our Board of Directors will appoint one or more inspectors of election for the meeting. The inspector(s) will determine the number of shares represented at the meeting, the existence of a quorum and the validity and effect of proxies. The inspector(s) will also receive, count, and tabulate ballots and votes and determine the results of the voting on each matter that comes before the Annual Meeting.

Q:
What is the effect of abstentions or broker non-votes?

A:
Abstentions will be treated as present for purposes of determining the existence of a quorum at the Annual Meeting. They will be considered as votes “against” any matter for which the minimum required vote for approval of that matter is (i) the affirmative vote of the majority of all outstanding shares or (ii) the affirmative vote of the majority of the shares presented or represented at the meeting and entitled to vote on the matter. They will not be considered as votes “for” or “against” any matter for which the minimum required vote for approval of that matter is the affirmative vote of a majority of the votes cast. Broker non-votes occur when shares are held indirectly through a broker, bank or other nominee or intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy, but does not cast a vote on a matter because the broker has not received voting instructions from the beneficial owner, and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Pursuant to the New York Stock Exchange (“NYSE”), which governs brokers’ use of discretionary authority, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner.
Only the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2025 is considered a “routine” matter for which brokers, banks or other nominees may vote uninstructed shares. The other proposals to be voted on at the meeting are not considered “routine” under NYSE rules, so your broker, bank or other nominee cannot vote your shares on any of these other proposals unless you provide to your broker, bank, or other nominee voting instructions for each of these matters. If you do not provide voting instructions on a non-routine matter, your shares will not be voted on that matter, which is a “broker non-vote.”
Q:
What constitutes a quorum at the Annual Meeting?

A:
In accordance with Delaware law (the law under which we are incorporated) and our Bylaws, the presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of the outstanding shares of the capital stock entitled to vote at the Annual Meeting constitutes a quorum, thereby permitting the stockholders to conduct business at the Annual Meeting. Abstentions, votes withheld, and broker or nominee non-votes will be included in the calculation of the number of shares considered present at the Annual Meeting for purposes of determining the existence of a quorum.

If a quorum is not present at the Annual Meeting, a majority of the stockholders present and by proxy may adjourn the meeting to another date. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting by our Board, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the originally called meeting.
Q:
What vote is required to elect our directors for a one-year term?

A:
The affirmative vote of a plurality of the votes of the shares present, virtually at the Annual Meeting or by proxy, and entitled to vote on the election of directors is required for the election of each of the nominees for director. This means that the six director nominees receiving the most “FOR” votes will be elected. You are not permitted to cumulate your votes for purposes of electing directors. Because this is an uncontested election, so long as each candidate receives at least one “FOR” vote, all director nominees will be elected and votes that are withheld will have no effect on the election of the directors. Abstentions and broker non-votes will have no effect on the results of this vote.

Q:
What vote is required to ratify KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2025?

A:
The affirmative vote of a majority of the shares present, virtually at the Annual Meeting or by proxy, and entitled to vote on the subject matter is required to approve the ratification of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2025. Abstentions will have the same effect as a vote “AGAINST” this proposal. Because this proposal is considered a routine matter under NYSE rules, where brokers have discretionary authority to vote in the absence of instructions, we do not expect any broker non-votes on this proposal.

Q:
What vote is required to approve the Fourth Amended and Restated Certificate of Incorporation providing for, among other things, officer exculpation in Proposal 3?

A:
The affirmative vote of the holders of a majority of the outstanding shares of our common stock and Class A common stock, voting together as a slinge class, is required to approve the Fourth Amended and

Restated Certificate of Incorporation providing for, among other things, officer exculpation. Abstentions and broker non-votes have the same effect as a vote “against” this proposal.
Q:
What percentage of our outstanding common stock do our directors, executive officers, and affiliated 5% beneficial owners own?

A:
As of April 14, 2025, our directors, executive officers, and affiliates who beneficially own 5% or more of our outstanding common stock collectively owned, or had the right to acquire, approximately 56.49% of our outstanding common stock. See the discussion under the heading “Stock Ownership of Our Directors, Executive Officers, and 5% Beneficial Owners” on page 24 for more details.

Q:
Who was our independent public accountant for the year ended December 31, 2024? Will they be represented at the Annual Meeting?

A:
KPMG LLP is the independent registered public accounting firm that audited our financial statements for the year ended December 31, 2024. We expect a representative of KPMG LLP to be present virtually at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to answer your questions.

Q:
How can I obtain a copy of our Annual Report on Form 10-K?

A:
We have filed our Annual Report on Form 10-K for the year ended December 31, 2024, with the SEC. The Annual Report on Form 10-K for the year ended December 31, 2024 is also available on the website referred to in the Internet Notice, in the “Investors” section of our website at www.journeymedicalcorp.com and on the website of the SEC at www.sec.gov. You may obtain, free of charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2024, including financial statements, by writing to our Corporate Secretary, Ramsey Alloush, or by email at info@jmcderm.com. Upon request, we will also furnish any exhibits to the Annual Report on Form 10-K for the year ended December 31, 2024 as filed with the SEC.

Q:
How does the Board recommend that I vote my shares?

A:
As to the proposals to be voted on at the Annual Meeting, our Boards unanimously recommends that you vote:

•
“FOR” the election to the Board of each of the six nominees named in Proposal No. 1;

•
“FOR” Proposal No. 2, the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

•
“FOR” Proposal No. 3, the approval of the Fourth Amended and Restated Certificate of Incorporation providing for, among other things, officer exculpation.

CORPORATE GOVERNANCE
Our Board of Directors
Our Bylaws provide that our Board shall consist of between one to nine directors, and such number of directors within this range may be determined from time to time by resolution of our Board or our stockholders. In 2024, our Board set the number of directors at six. The following individuals are being nominated to serve on our Board (See “Proposal 1 — Election of Directors; Nominees”):
Name	Age	Position	Director Since
Lindsay A. Rosenwald, M.D.	70	Executive Chairman of the Board of Directors	2014
Claude Maraoui	59	President, Chief Executive Officer & Director	2016
Neil Herskowitz	68	Director	2021
Justin Smith	51	Director	2021
Miranda Toledano	48	Director	2021
Michael Pearce	62	Director	2024
The Board does not have a formal policy regarding the separation of the roles of Chief Executive Officer and Chairman, as the Board believes that it is in the best interests of the Company to make that determination based on the direction of the Company and the current membership of the Board. The Board has determined that at present having Dr. Rosenwald serve as Executive Chairman and Mr. Maraoui as our Chief Executive Officer is in the best interest of the Company’s stockholders.
Journey does not have a standing risk management committee, but instead administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure. Our Audit Committee coordinates the Board’s oversight of our internal control over financial reporting, disclosure controls and procedures, related-party transactions and code of conduct and corporate governance guidelines. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking as well as succession planning as it relates to our Chief Executive Officer. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through committee reports about such risks.
The table above and the following biographies set forth the names of our directors and director nominees, their ages, the year in which they first became directors, their positions with us, their principal occupations and employers for at least the past five years, any other directorships held by them during the past five years in companies that are subject to the reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), or any company registered as an investment company under the Investment Company Act of 1940, as well as additional information, all of which we believe sets forth each director nominee’s qualifications to serve on the Board. There is no family relationship between or among any of our executive officers or directors. Except as described herein, there are no arrangements or understandings between any of our executive officers or directors and any other person pursuant to which any of them are elected as an officer or director.
Director Independence and Controlled Company Exemption
Journey adheres to the corporate governance standards adopted by The Nasdaq Stock Market (“Nasdaq”). Nasdaq rules require our Board to make an affirmative determination as to the independence of each director. Consistent with these rules, our Board undertook its annual review of director independence in April 2025. During the review, our Board considered relationships and transactions during 2024 and 2023 between each director or any member of his or her immediate family, on the one hand, and the Company and our subsidiaries and affiliates, on the other hand. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. Based on this review, our Board determined that Neil Herskowitz, Michael Pearce, Justin Smith, and Miranda Toledano are independent under the criteria established by Nasdaq and our Board. Fortress Biotech, Inc. (“Fortress”) beneficially owns common stock representing more than 50% of the voting power of our common stock eligible to vote in the election of directors. As a result, we qualify as a “controlled company” and avail ourselves of certain “controlled company” exemptions under the Nasdaq corporate governance rules. As a controlled company, we are not required to have a majority of “independent directors” on our Board as defined under the Nasdaq rules, or have a compensation, nominating or governance committee composed entirely of independent directors.
Lindsay A. Rosenwald, M.D. — Executive Chairman of the Board of Directors
Dr. Rosenwald has served as a member of our Board since inception and the Executive Chairman of our Board since October 2014. Dr. Rosenwald has been a member of the board of directors of our parent company Fortress Biotech, Inc. (Nasdaq: FBIO) since October 2009 and has served as Fortress’s Chairman, President and Chief Executive Officer since December 2013. Dr. Rosenwald also currently serves as a member of the board of directors of Avenue Therapeutics, Inc. (OTC: ATXI), Checkpoint Therapeutics, Inc. (Nasdaq: CKPT), Mustang Bio, Inc. (Nasdaq: MBIO), Aevitas Therapeutics, Inc., Baergic Bio, Inc., Cellvation, Inc., Cyprium Therapeutics, Inc., Helocyte, Inc., Oncogenuity, Inc., and Urica Therapeutics, Inc. From 1991 to 2008, Dr. Rosenwald served as the Chairman of Paramount BioCapital, Inc. Over the last 30 years, Dr. Rosenwald has acted as a biotechnology entrepreneur and has been involved in the founding and recapitalization of numerous public and private biotechnology and life sciences companies. These companies include:
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Cougar Biotechnology, Inc., a start-up founded by Dr. Rosenwald in 2006 that focused on the development of cancer therapeutics, including abiraterone acetate, an orally available targeted inhibitor of the steroidal enzyme known as 17-alpha hydroxylase/C17, 20 lyases for the treatment of prostate cancer. Johnson and Johnson acquired the company in 2009 for nearly $1 billion in cash (or $43 per share). The company was sold after a single phase 2 study. Abiraterone acetate has since been approved as Zytiga® and achieved billions of dollars in global sales;

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Keryx Biopharmaceuticals, Inc. (Nasdaq: KERX), founded in 1994 by Dr. Rosenwald. Keryx is focused on the development of treatments for renal disease, including Ferric Citrate, an oral, ferric iron- based compound with capacity to bind to phosphate in the gastrointestinal tract and form non- absorbable complexes. In September 2014, the FDA approved Ferric Citrate (to be marketed as “Zerenex”). Keryx successfully merged into Akebia Therapeutics (Nasdaq: AKBA) in December 2018; and

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TG Therapeutics, Inc. (Nasdaq: TGTX), co-founded by Dr. Rosenwald and Michael Weiss in 2012 and focused on the development of cancer therapeutics, and in particular treatments for hematological malignancies. Its therapies include Ublituximab, a chimeric glycoengineered monoclonal antibody that targets a unique epitope on the CD20 antigen found on the surface of B-lymphocytes developed to aid in the depletion of circulating B-cells; and Umbralisib, an orally available phosphoinositide-3- kinase delta inhibitor with nanomolar potency. As of January 2021, the company had a market cap in excess of $7.2 billion.

Dr. Rosenwald received his B.S. in finance from Pennsylvania State University and his M.D. from Temple University School of Medicine. Dr. Rosenwald has been selected to serve on the Company’s board due to his extensive biotechnology, pharmaceutical and finance expertise, as well as his medical background and in-depth understanding of the Company’s business.
Claude Maraoui — President & Chief Executive Officer, Director
Claude Maraoui is our founder, President and Chief Executive Officer and is also a member of the Board of Directors. Mr. Maraoui has over 30 years of experience in launching and commercializing successful dermatology products. Prior to founding Journey, Mr. Maraoui spent 21 years at Medicis Pharmaceutical Corporation (NYSE: MRX) in a variety of sales and marketing leadership roles in both the aesthetics and therapeutic dermatology divisions, ultimately serving as Vice President of Dermatology Sales, where he was responsible for over $1.2 billion in revenue. While at Medicis, he was part of the leadership team that successfully commercialized leading therapeutic products such as Solodyn, Dynacin, Loprox and Ziana. He was also a divisional head of marketing and sales for aesthetics products such as Dysport, Restylane, and Perlane. In 2012, Mr. Maraoui played a key role during the $2.6 billion acquisition of Medicis by Valeant Pharmaceuticals International Inc. (now Bausch Health), and served on the transition team that led to the post-merger formation of the largest dermatology company in the U.S.
As our founder, President and Chief Executive Officer, Mr. Maraoui has guided the organization to a leading position in dermatology with a proven track record of commercial excellence in a highly competitive niche market. We believe that a significant amount of our success can be attributed to Mr. Maraoui’s disciplined business development approach, identifying differentiated portfolio assets and continuously working on transformative pipeline, merger, and acquisition opportunities while focusing on the aggressive organic growth strategy of our existing product portfolio. Mr. Maraoui has been selected to serve on our Board based on his pharmaceutical and dermatology industry experience, as well as his extensive management experience.
Mr. Maraoui received his B.S. in Marketing from Rutgers University and is a member of the American Academy of Dermatology.
Neil Herskowitz — Director
Neil Herskowitz has served as a member of our Board since July 2021. Since 1998, Mr. Herskowitz has served as the managing member of the ReGen Group of companies, located in New York, which includes ReGen Capital Investments LLC and Riverside Claims Investments LLC. Mr. Herskowitz has also served as President of Riverside Claims Investment’s affiliate, Riverside Claims LLC, since June 2004. He also serves as Director and Chair of the Audit Committee of Checkpoint Therapeutics, Inc. (Nasdaq: CKPT), and is a Director of Avenue Therapeutics, Inc. (OTC: ATXI) and Mustang Bio, Inc. (Nasdaq: MBIO). In addition, Mr. Herskowitz serves as Chairman of the Board of Directors of Starting Point Services for Children, a not- for-profit corporation. Mr. Herskowitz received a B.B.A. in Finance from Bernard M. Baruch College in 1978. Mr. Herskowitz has been selected to serve on our Board based on his financial industry experience and his in-depth understanding of our business.
Justin Smith — Director
Justin Smith has served as a member of our Board since July 2021. Mr. Smith is the Co-Founder of Skinbetter Science, a fast growing physician-dispensed skincare brand in the United States. Mr. Smith previously served as President of Skinbetter Science where he led all commercial activities through its acquisition by L’Oréal in 2022. Prior to Co-Founding Skinbetter Science in 2013, Mr. Smith held the position of Senior Vice President, General Manager of the US Rx Dermatology Division of Bausch Health Companies (NYSE: BHC), where he led the sales and marketing efforts for the largest division of the company through July 2013. Mr. Smith joined BHC through the acquisition of Medicis Pharmaceutical Corp. (NYSE: MRX) in 2012. While at Medicis, from 1998 to 2012, he held numerous progressive positions in sales and marketing leadership, serving as Senior Vice President, Marketing, and a member of the Chairman’s Committee at the time of the acquisition of the company. Mr. Smith earned his B.B.A. in marketing from James Madison University. Mr. Smith has been selected to serve on our Board based on his dermatology industry experience, his in-depth understanding of our business, and his extensive management experience.
Miranda Toledano — Director
Miranda Toledano has served as a member of our Board since June 2021. Ms. Toledano has over 25 years of C-level leadership, principal investment, Wall Street/capital market, and strategic experience in the biotech sector. Ms. Toledano has served as Chief Executive Officer of Entera Bio Ltd. (Nasdaq: ENTX) since July 2022 and has served as a member of the Board of Directors at Entera since 2018, as prior Chair of the Audit and Member of the Scientific Advisory Committee. From August 2021 to March 2024, she served as a director of Nexgel, Inc. (Nasdaq: NXGL). From 2021 to 2023, Ms. Toledano served as a Director for Compass Therapeutics (Nasdaq: CMPX), which acquired TRIGR Therapeutics, an oncology focused, clinical stage bispecific antibody company, in May 2021. From August 2018, Ms. Toledano served as Chief Operating Officer, Chief Financial Officer, and Director of TRIGR Therapeutics until its acquisition by Compass Therapeutics (Nasdaq: CMPX) in June 2021. At TRIGR, Ms. Toledano oversaw the clinical development of lead asset TR009 (now CTX-009) and led strategic execution, including a $117 million China License Transaction and TRIGR’s 2021 acquisition by CMPX. Previously, Ms. Toledano served on the executive management team of Sorrento Therapeutics (Nasdaq: SRNE) as EVP Corporate Development, where she helped drive the Company’s hematology/oncology (IO mAbs, ADC), cellular therapy (CD-38 CAR-T, oncolytic virus), and pain franchises. From 2012 to 2016, Ms. Toledano served as Head of Healthcare Investment Banking at MLV & Co. (acquired by B. Riley FBR & Co.), where she completed biotech equity financings (IPOs, ATMs, and follow-ons) totaling over $4 billion in aggregate value. Earlier in her career, Ms. Toledano served as vice president in the investment group of Royalty Pharma (Nasdaq: RPRX) from 2004 to 2010 where she focused on oncology/hematology and auto-immune monoclonal antibody investments. Ms. Toledano also served as Director and Member of the Executive Committee of the Board of Directors of Lipomedix Pharmaceuticals Ltd. From 1998 to 2003, Ms. Toledano led the Life Sciences Corporate Finance group at Ernst & Young (Israel). Ms. Toledano holds a B.A. in Economics from Tufts University and an MBA in Finance and Entrepreneurship from the NYU Stern School of Business. Ms. Toledano has been selected to serve on our Board based on her financial and healthcare industry experience, as well as her in-depth understanding of our business.
Michael Pearce — Director
Michael Pearce has served as a member of our Board since July 2024. Mr. Pearce is a principal investor with an emphasis on healthcare. Since 2015, he has served as an advisor to EP Group and board member of its predecessor parent company, Evening Post Industries (“EPI”). At EPI, he served on the audit, compensation, and investment committees. EPI was founded in 1896 and, along with EP Group, has operated substantial holdings across diverse industries including home healthcare, network-affiliate television, real estate, pharmaceuticals, benefit solutions, logistics, and Pulitzer Prize-winning print media. In addition to his work with the EP family of companies, Mr. Pearce is the Chairman of Range Therapeutics, a healthcare advisory firm. He was previously at Pernix Therapeutics, Inc., a specialty pharmaceutical company initially focused on the pediatric marketplace, where he was Chairman when it began to trade on the NYSE Amex, and where he ultimately also contributed as interim CEO. Mr. Pearce has served on the board of directors of numerous private and publicly-traded entities, including former biopharmaceutical companies Myrexis, Inc. and Affymax, Inc.
During 2024, our Board held four meetings and took action by unanimous written consent five times. Each regularly scheduled meeting of the Board includes an executive session at which the independent directors, Dr. Rosenwald, the Chief Executive Officer and the Chief Financial Officer discuss certain matters. Each incumbent director who served his or her full term and is standing for election attended at least 75% of the meetings of the Board of Directors and the meetings of those committees on which such incumbent director served during the fiscal year ended December 31, 2024. The permanent committees established by our Board are the Audit Committee and the Compensation Committee, descriptions of which are set forth in more detail below. Our directors are expected to attend each Annual Meeting of Stockholders, and it is our expectation that all of the directors standing for election will attend this year’s Annual Meeting. Each of our directors attended the annual meeting of stockholders in 2024 by teleconference.
Communicating with the Board of Directors
Our Board has established a process by which stockholders can send communications to the Board. You may communicate with the Board as a group, or to specific directors, by writing to Ramsey Alloush, our Corporate Secretary, at our offices located at 9237 E Via de Ventura Blvd., Suite 105, Scottsdale, AZ 85258. The Corporate Secretary will review all such correspondence and regularly forward to our Board a summary of all correspondence and copies of all correspondence that, in the opinion of the Corporate Secretary, deal with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence we receive that is addressed to members of our Board and request copies of any such correspondence. Concerns relating to accounting, internal controls, or auditing matters may be communicated in this manner, or may be submitted on an anonymous basis via e-mail at info@jmcderm.com. These concerns will be immediately brought to the attention of our Board and handled in accordance with procedures established by our Board.

Audit Committee
Our Audit Committee consists of Neil Herskowitz, Justin Smith and Miranda Toledano, with Neil Herskowitz serving as chair. The Audit Committee held four meetings during the fiscal year ended December 31, 2024. The duties and responsibilities of the Audit Committee are set forth in the Charter of the Audit Committee which is reviewed annually by our Audit Committee. Our Audit Committee determined that no revisions needed to be made to the charter at this time. A copy of the Charter of the Audit Committee is available on our website, located at www.journeymedicalcorp.com. Our Board has determined that each member of the Audit Committee has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. Our Board has determined that Neil Herskowitz qualifies as an “audit committee financial expert,” as defined under the applicable rules of the SEC. We believe that the composition and functioning of our Audit Committee complies with all applicable requirements of the Sarbanes-Oxley Act, and all applicable SEC and Nasdaq rules and regulations. In making this determination, our board has considered prior experience, business acumen and independence. The Audit Committee’s responsibilities include:
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evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;

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reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;

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monitoring the rotation of partners of our independent auditors on our engagement team as required by law;

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prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent auditor;

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reviewing our annual and quarterly financial statements and reports, including the disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent auditors and management;

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reviewing, with our independent auditors and management, significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our financial controls;

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reviewing with management and our independent auditors any earnings announcements and other public announcements regarding material developments;

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establishing procedures for the receipt, retention and treatment of complaints received by us regarding financial controls, accounting or auditing matters and other matters;

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preparing the report of the Audit Committee, found on page 15 of this proxy statement;

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reviewing and providing oversight of any related-person transactions in accordance with our related- person transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including our code of business conduct and ethics;

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reviewing our major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management are implemented;

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reviewing on a periodic basis our investment policy; and

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reviewing and evaluating on an annual basis the performance of the Audit Committee and the Audit Committee charter.

Compensation Committee
Our Compensation Committee consists of Justin Smith, Michael Pearce and Neil Herskowitz, with Justin Smith serving as chair. The Compensation Committee held two meetings during the fiscal year ended December 31, 2024. The duties and responsibilities of the Compensation Committee are set forth in the

Charter of the Compensation Committee. A copy of the Charter of the Compensation Committee is available on our website, located at www.journeymedicalcorp.com, and is reviewed annually by the Compensation Committee. Our Board has determined that each of the members of our Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act, and satisfies the Nasdaq independence requirements. The functions of the Compensation Committee include, among other things:
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reviewing and approving our philosophy, policies and plans with respect to the compensation of our chief executive officer;

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making recommendations to our Board with respect to the compensation of our chief executive officer and our other executive officers;

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reviewing and assessing the independence of compensation advisors;

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overseeing and administering our equity incentive plans;

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reviewing and making recommendations to our Board with respect to director compensation; and

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preparing any Compensation Committee reports required by the SEC.

Nasdaq has established rules and regulations regarding the composition of compensation committees and the qualifications of compensation committee members. As a controlled company, we are not required to have a compensation committee composed entirely of independent directors. However, our Board has examined the composition of our Compensation Committee and the qualifications of our Compensation Committee members in light of the current rules and regulations governing compensation committees. Based upon this examination, our Board has determined that each member of our Compensation Committee is independent and is otherwise qualified to be a member of our Compensation Committee in accordance with such rules.
Nominating Process
Our Board does not currently have a nominating and corporate governance committee or other committee performing a similar function, nor do we have any formal written policies outlining the factors and process relating to the selection of nominees for consideration for membership on our Board by our directors or our stockholders. Our Board has adopted resolutions in accordance with the rules of The Nasdaq Stock Market authorizing a majority of our independent members to recommend qualified director nominees for consideration by the Board. Our Board believes that it is appropriate for us to not have a standing nominating and corporate governance committee because of a number of factors, including the number of independent members who want to participate in consideration of candidates for membership on our board of directors and in matters that relate to the corporate governance of our company. Our Board consists of six members, four of whom are independent. Our Board considered forming a nominating and corporate governance committee consisting of several of the independent members of our Board. Forming a committee consisting of less than all of the independent members was unattractive because it would have omitted the other independent members of our Board who wanted to participate in considering qualified candidates for board membership and to have input on corporate governance matters related to our Company. Since our Board desired the participation in the nominations process of all of its independent directors, it therefore decided not to form a nominating and corporate governance committee and instead authorized a majority of the independent members of our Board to make and consider nominations for membership to our Board. The independent members of our Board do not have a nominating and corporate governance committee charter, but act pursuant to board of director resolutions as described above. Each of the members of our Board authorized to recommend director nominees is independent within the meaning of the current “independent director” standards established by The Nasdaq Stock Market rules. Our Board intends to review this matter periodically, and may in the future elect to designate a formal nominating and corporate governance committee.
We identify potential nominees to serve as directors through a variety of business contacts, including current executive officers, directors, community leaders and stockholders. We may, to the extent the Board deems appropriate, retain a professional search firm and other advisors to identify potential nominees.

We will also consider candidates recommended by stockholders for nomination to our Board. A stockholder who wishes to recommend a candidate for nomination to our Board must submit such recommendation to our Corporate Secretary, Ramsey Alloush, at our offices located at 9237 E Via de Ventura Blvd., Suite 105, Scottsdale, Arizona 85258. Any recommendation must be received not less than 50 calendar days nor more than 90 calendar days before the annual meeting. We do not have a policy regarding the minimum qualifications for director candidates or the handling of any potential recommendation of director candidates by our stockholders, including the procedures to be followed. In the event that a stockholder timely proposes a candidate for potential nomination for election as director, all members of our Board will participate in the consideration of director nominees. In considering a director nominee, it is likely that our Board will consider the professional and/or educational background of any nominee with a view towards how this person might bring a different viewpoint or experience to our Board.
We believe that our Board as a whole should encompass a range of talent, skill, and expertise enabling it to provide sound guidance with respect to our operations and interests. Our independent directors evaluate all candidates to our Board by reviewing their biographical information and qualifications. If the independent directors determine that a candidate is qualified to serve on our Board, such candidate is interviewed by at least one of the independent directors and our Chief Executive Officer. Other members of the Board also have an opportunity to interview qualified candidates. The independent directors then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board that the candidate be nominated for approval by the stockholders to fill a directorship. With respect to an incumbent director whom the independent directors are considering as a potential nominee for re-election, the independent directors review and consider the incumbent director’s service during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Board. The manner in which the independent directors evaluate a potential nominee will not differ based on whether the candidate is recommended by our directors or stockholders.
We consider the following qualifications, among others, when making a determination as to whether a person should be nominated to our Board: the independence of the director nominee; the nominee’s character and integrity; financial literacy; level of education and business experience, including experience relating to biopharmaceutical companies; whether the nominee has sufficient time to devote to our Board; and the nominee’s commitment to represent the long-term interests of our stockholders. We review candidates in the context of the current composition of the Board and the evolving needs of our business. We believe that each of the current members of our Board (who are also our director nominees) has the requisite business, biopharmaceutical, financial or managerial experience to serve as a member of the Board, as described above in their biographies under the heading “— Our Board of Directors.” We also believe that each of the current members of our Board has other key attributes that are important to an effective board, including integrity, high ethical standards, sound judgment, analytical skills, and the commitment to devote significant time and energy to service on the Board and its committees.
We do not have a formal policy in place with regard to diversity in considering candidates for our Board, but the Board strives to nominate candidates with a variety of backgrounds and complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee our business.
Code of Business Conduct and Ethics
We have adopted a written Code of Business Conduct and Ethics (the “Code”), that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the Code is posted on our website at www.journeymedicalcorp.com.
Insider Trading Policy; Prohibition Against Hedging and Speculative Trading
In January 2024, Fortress adopted an Insider Trading Policy applicable to us and certain of its other subsidiaries (the “Insider Trading Policy”). The Insider Trading Policy is designed to promote compliance with insider trading laws, rules and regulations, as well as applicable Nasdaq listing standards. Pursuant to the

Insider Trading Policy, our officers, directors, and employees are prohibited from engaging in speculative trading, including hedging transactions, transactions in put or call options, or short sale transactions with respect to Company securities.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
KPMG LLP (“KPMG”), the independent registered public accounting firm that audited our financial statements for the years ended December 31, 2024 and 2023 has served as our independent registered public accounting firm since June 2021. We expect a representative of KPMG to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to answer your questions (See “Questions and Answers” for more information regarding submitting questions).
Our Board has asked the stockholders to ratify the selection of KPMG as our independent registered public accounting firm for the year ending December 31, 2025. See “Proposal No. 2: Ratification of Appointment of KPMG LLP as Our Independent Registered Public Accounting Firm” on page 27 of this proxy statement. The Board has reviewed the fees described below and concluded that the payment of such fees is compatible with maintaining KPMG’s independence. All proposed engagements of KPMG, whether for audit services, audit-related services, tax services, or permissible non-audit services, were pre-approved by our Audit Committee.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
	2024	2023
Audit Fees	$949,000	$890,300
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$949,000	$890,300
Audit Fees
Audit fees consist of fees for professional services for the audit or review of the Company’s consolidated financial statements, or for audit services that are normally provided by independent auditors in connection with regulatory filings, and comfort letters. For the fiscal years ended December 31, 2024 and 2023, KPMG billed us an aggregate of approximately $949,000 and $890,300, respectively, in fees for the professional services rendered in connection with the audit of our annual financial statements included in our Annual Report on Form 10-K for those fiscal years.
Audit-Related Fees
During the fiscal years ended December 31, 2024 and 2023, we were not billed by KPMG for any fees for audit-related services reasonably related to the performance of the audits and review for that fiscal year, in addition to the fees described above under the heading “Audit Fees.”
Tax Fees
Reflects fees related to our 2024 and 2023 tax compliance.
All Other Fees
During the fiscal years ended December 31, 2024 and 2023, we were not billed by KPMG for any fees for services, other than those described above, rendered to us for those two fiscal years.
Pre-Approval of Services
Our Audit Committee has established a policy setting forth the procedures under which services provided by our independent registered public accounting firm will be pre-approved by our Audit Committee.

The potential services that might be provided by our independent registered public accounting firm fall into two categories:
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Services that are permitted, including the audit of our annual financial statements, the review of our quarterly financial statements, related attestations, benefit plan audits and similar audit reports, financial and other due diligence on acquisitions, and federal, state, and non-US tax services; and

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Services that may be permitted, subject to individual pre-approval, including compliance and internal- control reviews, indirect tax services such as transfer pricing and customs and duties, and forensic auditing.

Services that our independent registered public accounting firm may not legally provide include such services as bookkeeping, certain human resources services, internal audit outsourcing, and investment or investment banking advice.
All proposed engagements of our independent registered public accounting firm, whether for audit services or permissible non-audit services, are pre-approved by the Audit Committee. We jointly prepare a schedule with our independent registered public accounting firm that outlines services which we reasonably expect we will need from our independent registered public accounting firm, and categorize them according to the classifications described above. Each service identified is reviewed and approved or rejected by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE
In monitoring the preparation of our financial statements, the Audit Committee met with both management and KPMG, our independent registered public accounting firm for the year ended December 31, 2024, to review and discuss all audited financial statements prior to their issuance and to discuss any and all significant accounting issues. Management and our independent registered public accounting firm advised the Audit Committee that each of the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee’s review included a discussion of the matters required to be discussed pursuant to the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC including, among other things, the following:
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Methods used to account for significant or unusual transactions;

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The effect of any accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

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The process used by management to formulate sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusion regarding the reasonableness of any such estimates; and

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Any disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures necessary in the financial statements.

The Audit Committee has received the written disclosures and the letter from KPMG, as required by the standards of the PCAOB, regarding KPMG’s communications with the Audit Committee concerning independence and has discussed with KPMG their independence.
Finally, the Audit Committee continues to monitor the scope and adequacy of our internal controls and other procedures, including any and all proposals for adequate staffing and for strengthening internal procedures and controls where appropriate and necessary.
On the basis of these reviews and discussions, the Audit Committee recommended to the Board that it approve the inclusion of our audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.
The Audit Committee reviewed its written charter previously adopted by our Board. Following this review, the Audit Committee determined that no changes needed to be made with respect to the Audit Committee charter at this time.
By the Audit Committee
Neil Herskowitz
Justin Smith
Miranda Toledano
Dated April 29, 2025

OUR EXECUTIVE OFFICERS
Executive Officers
Our current executive officers are as follows:
Name	Age	Position
Claude Maraoui	59	President, Chief Executive Officer and Director
Ramsey Alloush	40	Chief Operating Officer
Joseph Benesch	58	Chief Financial Officer and Corporate Controller
No executive officer is related by blood, marriage or adoption to any other director or executive officer. The following is a biographical summary of the experience of our executive officers:
Claude Maraoui — President & Chief Executive Officer, Director
See the section titled “Corporate Governance — Our Board of Directors.”
Ramsey Alloush — Chief Operating Officer
Mr. Alloush was appointed as the Company’s Chief Operating Officer in April 2025. He served as the Company’s General Counsel since October 2020 and was appointed Company Secretary in 2021. He continues to maintain responsibility for the Legal department as Acting General Counsel and Corporate Secretary. As General Counsel, he was responsible for all global legal matters and served as a key advisor to the Chief Executive Officer and Board of Directors. In addition to leading the Company’s IPO, he led several large transactions and Hatch-Waxman litigations. He will continue to serve as the Company’s General Counsel and Corporate Secretary. Prior to joining Journey, he advised biopharmaceutical companies on corporate transactions and securities matters. He also served as a legal fellow at the Securities & Exchange Commission focusing on enforcement matters. Earlier in his career, he worked in the Aesthetics Division at Medicis Pharmaceuticals until its acquisition by Valeant Pharmaceuticals (now Bausch Health) for $2.6 billion. Ramsey received his Master of Laws in Taxation, with honors, and Master of Laws in Securities & Financial Regulation from Georgetown University Law Center and his Juris Doctor from Nova Shepard Broad Law Center.
Joseph Benesch — Chief Financial Officer and Corporate Controller
Mr. Benesch was appointed as the Company’s Chief Financial Officer effective April 26, 2024. Mr. Benesch served as the Company Interim Chief Financial Officer effective January 27, 2023, and was hired as the Company’s Corporate Controller in November 2021. From June 2021 to November 2022, he served as the Principal Accounting Officer, Vice President and Corporate Controller of Teligent Pharma Inc., a specialty generic pharmaceutical company. From November 2018 to June 2021, Mr. Benesch served as Corporate Controller of Torrent Pharmaceuticals Ltd., a U.S. subsidiary of the Torrent Group, a multinational pharmaceutical company. From November 2017 to November 2018, he served as a Director for The Pine Hill Group. Before joining Torrent Pharmaceuticals Ltd., he held senior financial management positions from corporate controller to Vice President of Finance at Savient Pharmaceuticals, Adare Pharmaceuticals, Inc. and Edenbridge Pharmaceuticals. From December 2005 to April 2007, Mr. Benesch served as Vice President Finance for Merrill Lynch. From November 1998 to December 2005, he served as Director of Financial Reporting for Prudential Financial. He began his career in the public accounting sector at Baker Tilly Virchow Krause, LLP, and Ernst and Young Global Limited, working with a diverse client base. He is a Certified Public Accountant with an active license. Mr. Benesch is a graduate of Wilkes University where he earned a BA in accounting.

EXECUTIVE COMPENSATION
As an emerging growth company, we are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies. These include, but are not limited to, reduced disclosure obligations regarding executive compensation in our proxy statements, including an exemption from the requirement to include a Compensation Discussion and Analysis, as well as an exemption from the requirement to hold a non-binding advisory vote on executive compensation. We have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.
Summary Compensation Table
The following table sets forth information concerning compensation paid by us to our named executive officers (“NEOs”) for their services rendered to us in all capacities during the years ended December 31, 2024 and 2023:
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Nonequity Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Claude Maraoui Chief Executive Officer	2024	$566,500	$—	$1,622,250	$395,134	$13,800	$2,597,684
	2023	$550,000	$—	$—	$371,250	$13,200	$934,450
Joseph Benesch Chief Financial Officer	2024	$309,000	$—	$741,600	$117,420	$7,668	$1,175,688
	2023	$300,000	$—	$—	$103,200	$5,835	$409,035

(1)
The amounts reflected in the “Stock Awards” column represents the grant date fair value of the awards as computed in accordance with the Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718, Stock-Based Compensation. The assumptions used in the calculations of these amounts are included in Note 15 to the financial statements included in our Form 10-K filed with the SEC on March 27, 2025.

(2)
Represents non-equity incentive plan compensation earned upon the achievement of specified financial, operational, and commercial goals.

(3)
All Other compensation reflects the employer 401(k) contribution during the year for each NEO.

Employment Arrangements with our Named Executive Officers
The employment of each of our named executive officers is at will. Please see below for a description of our employment agreement with Mr. Maraoui, as well as a discussion of certain terms of Mr. Benesch’s employment.
Employment Agreement with Claude Maraoui
On September 22, 2014, the Company entered into an employment agreement with Mr. Maraoui (the “Maraoui Employment Agreement”). Mr. Maraoui’s annual salary rate for 2024 was $566,500, which has since been increased to $583,495 (the “Base Salary”). The Maraoui Employment Agreement further provides for an annual cash bonus opportunity (the “Annual Milestone Bonus”) linked to the attainment of certain financial, clinical development, and/or business milestones (the “Milestones”) to be established annually by the Board or the Compensation Committee. The achievement of these Milestones may result in an Annual Milestone Bonus of up to seventy five percent (75%) of Mr. Maraoui’s annual salary (such target amount was decreased from the previously applicable target of one hundred percent (100%) of annual salary). During 2024 Mr. Maraoui earned ninety-three (93%) of the target amount of his Annual Milestone Bonus, based on the achievement of financial and investor relations, business development, and clinical development milestones.

The Maraoui Employment Agreement provides Mr. Maraoui with severance benefits upon certain terminations of employment, as described below. In each case, the severance benefits are conditioned upon Mr. Maraoui’s execution and non-revocation of a release of claims against the Company.
Termination Without Cause; Resignation for Good Reason.   If the Company terminates Mr. Maraoui’s employment without “cause” or Mr. Maraoui resigns for “good reason” (as such terms are defined in the Maraoui Employment Agreement) he will receive: (i) his Base Salary for a period of twelve (12) months beginning on the sixtieth (60th) day following the termination of his employment with the Company; (ii) a pro- rata share of any Annual Milestone Bonus otherwise earned for the year in which the termination occurred, to be paid shortly following the year in which such termination occurs; and (iii) if timely elected, the premiums necessary to continue health insurance coverage under COBRA for 12 months or until Mr. Maraoui becomes eligible for group health insurance coverage under another employer’s plan, whichever occurs first.
Termination due to Death or Complete Disability.   If Mr. Maraoui’s employment terminates as a result of his death or “complete disability” (as defined in the Maraoui Employment Agreement), then he (or his estate, if applicable) will receive: (i) his Base Salary (at the rate in effect as of the termination) for a period of ninety (90) days beginning on the sixtieth (60th) day following the termination of his employment with the Company, and (ii) a pro-rata share of any Annual Milestone Bonus otherwise earned for the year in which the termination occurred, to be paid shortly following the year in which such termination occurs.
Employment Arrangements with Joseph Benesch
On April 26, 2024, Mr. Benesch was appointed as the Company’s Chief Financial Officer. Mr. Benesch’s annual salary rate for 2024 was $309,000, which has since been increased to $318,270. Mr. Benesch’s compensation is composed of an annual salary and a cash bonus opportunity linked to the attainment of certain financial, compliance, and capital funding milestones, which may result in an annual milestone bonus of up to forty percent (40%) of Mr. Benesch’s annual salary. During 2024, Mr. Benesch earned ninety-five percent (95%) of the target amount for the cash bonus, based on the achievement of goals and objectives related to EBITDA and financial results, cash, treasury, collections and accounts receivable management and overall financial management that were approved by the Company’s compensation committee.
Performance Bonus Opportunity / Bonus and Non-Equity Incentive Compensation Opportunity
In addition to base salaries, our named executive officers are eligible to receive annual performance- based cash bonuses, which are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals. The annual performance-based bonus each named executive officer is eligible to receive is generally based on the extent to which we achieve the corporate goals that our board of directors establishes each year. At the end of the year, our Board of Directors reviews our performance against each corporate goal and determines the extent to which we achieved each of our corporate goals.
Our Board of Directors will generally consider each named executive officer’s individual contributions towards reaching our annual corporate goals.
401(k) Plan
We maintain a tax-qualified retirement plan (the “401(k)”) plan for eligible employees, including our named executive officers. Eligible employees may make voluntary contributions from their eligible pay and may defer up to 86% of their annual compensation, up to certain limitations imposed by the Internal Revenue Code of 1986, as amended. We match employee contributions in an amount equal to 100% of 4% of the employee’s eligible compensation. All such employee contributions and matching contributions are immediately and fully vested.

Outstanding Equity Awards as of December 31, 2024
The following table sets forth certain information about outstanding equity awards granted to our named executive officers that remain outstanding as of December 31, 2024.
		Options Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Claude Maraoui	10/19/2015	1,250,000	—	$0.065	10/19/2025	—	$—
	7/21/2022	—	—	—	—	150,000(2)	$586,500
	1/3/2024	—	—	—	—	116,667(3)	$456,168
	5/1/2024	—	—	—	—	175,000(4)	$684,250
Joseph Benesch	7/21/2022	—	—	—	—	25,000(2)	$97,750
	1/3/2024	—	—	—	—	53,334(3)	$208,536
	5/1/2024	—	—	—	—	80,000(4)	$312,800

(1)
The market value of stock awards is based on the closing price of our common stock on December 31, 2024 (the last business day of our completed fiscal year) which was $3.91 per share.

(2)
Half of these restricted stock units vest on each of July 21, 2025 and July 21, 2026.

(3)
Half of these restricted stock units vest on each of July 31, 2025 and July 31, 2026.

(4)
One-third of these restricted stock units vest on each of May 1, 2025, May 1, 2026, and May 1, 2027.

Timing of Equity Awards
While we have no set policy or practice regarding the timing of stock option awards or similar instruments in relation to the disclosure of material nonpublic information, we do not time the release of material information to affect the value of stock options. In general, the timing of stock option awards is dictated by the event or circumstance giving rise to the award and the schedules of the directors responsible for approving the award. In 2024, options were not issued to our named executive officers during the period beginning four business days before and ending one business day after the filing of a Form 10-Q, Form 10-K or Form 8-K that discloses material nonpublic information. If, in the future, a stock option grant is made at a time that material nonpublic information exists, the directors approving the award would be responsible for considering the anticipated effect of that information on our stock price and would take such effect into account when sizing and pricing the award.
Clawback Policy
Pursuant to Nasdaq listing requirements, we have adopted a policy providing for the recovery of erroneously awarded incentive-based compensation received by our executive officers or the executive officers of one of our subsidiaries during an applicable recovery period (the “Clawback Policy”). Under the Clawback Policy, in the event that financial results upon which a cash or equity-based incentive award was based becomes the subject of a financial restatement that is required because of material non-compliance with financial reporting requirements, the Compensation Committee will conduct a review of awards covered by the Clawback Policy and recoup any erroneously awarded incentive-based compensation to ensure that the ultimate award reflects the financial results as restated. The Clawback Policy covers any cash or equity-based incentive compensation award that was paid, earned or granted to covered executive officers during the last completed three fiscal years immediately preceding the date on which we are required to prepare the accounting restatement.

Equity Compensation Plan Information
The following table summarizes information about our equity compensation plans by type as of December 31, 2024.
Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (#)(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)(2)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans Excluding Securities Reflected in Column (a)(3)
	(a)	(b)	(c)
Equity compensation plans approved by security holders:	4,811,906	$1.41	3,036,110
Equity compensation plans not approved by security holders:	—	—	—
Total:	4,811,906	$1.41	3,036,110

(1)
Reflects the number of shares of common stock to be issued upon exercise of 2,471,945 stock options and upon settlement of 2,339,961 restricted stock units outstanding under the 2015 Plan.

(2)
Does not take into account outstanding restricted stock units, which have no exercise price.

(3)
Reflects 2,820,574 shares available for future issuance under the 2015 Plan and 215,536 shares available for future issuance under the ESPP.

DIRECTOR COMPENSATION
Director Compensation Program
In July 2021, we adopted a Non-Employee Directors Compensation Plan for our non-employee directors. Pursuant to that Plan, our non-employee directors receive the following compensation for service on the Board:
Cash Compensation:
•
$50,000 annual retainer, paid quarterly in advance; and

•
$10,000 additional annual retainer for the Audit Committee Chair, paid quarterly in advance.

Equity Compensation:
•
Initial Equity Award: Upon election or appointment to the Board, 30,000 of any of the following equity securities (as selected in advance of the grant date at the discretion of the non-employee director): (i) restricted stock; (ii) restricted stock units; or (iii) stock options, which equity securities shall vest and become non-forfeitable in equal annual installments on the first three anniversaries of the grant date, subject to the non-employee director’s continued service on the Board on each such date; and

•
Annual Equity Award: On the day following each annual meeting of stockholders, restricted stock, restricted stock units or stock options (as selected in advance of the grant date at the discretion of the non-employee director) with a grant date value of $50,000, which award shall vest and become non- forfeitable in full on the first anniversary of the grant date, subject to the non-employee director’s continued service on the Board on such date.

In addition, each non-employee director receives reimbursement for reasonable travel expenses incurred in attending meetings of our Board and meetings of committees of our Board.
Director Compensation Table
The following table sets forth the cash and other compensation we paid to the non-employee members of our Board for all services in all capacities during 2024.
Name	Fees Earned in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Lindsay A. Rosenwald, M.D.(3)	$50,000	$50,000	$100,000
Neil Herskowitz(3)	$60,000	$50,000	$110,000
Michael Pearce(3)(4)	$23,913	$163,800	$187,713
Justin Smith(3)	$50,000	$50,000	$100,000
Miranda Toledano(3)	$50,000	$50,000	$100,000

(1)
Represents cash retainer for serving on our Board and committees of the Board, as applicable.

(2)
The amounts reflected in the “Stock Awards” column represent the grant date fair value of the awards as computed in accordance with the FASB ASC “Compensation — Stock Compensation” (Topic 718).

(3)
As of December 31, 2024, these directors had the following number of unvested restricted stock units outstanding: Mr. Rosenwald 9,728 shares; Mr. Herskowitz: 9,728 shares; Mr. Pearce 30,000 shares; Mr. Smith: 9,728 shares and Ms. Toledano: 9,728 shares.

(4)
Mr. Pearce was appointed to the Board in July 2024. Accordingly, his cash compensation reflects a pro-rated portion of the annual retainer.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of the shares of our common stock to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of any Forms 3, 4 or 5 that they file. The SEC rules require us to disclose late filings of initial reports of stock ownership and changes in stock ownership by our directors, executive officers and 10% stockholders. Based solely on a review of copies of the Forms 3, 4 and 5 furnished to us by reporting persons and any written representations furnished by certain reporting persons, we believe that during the fiscal year ended December 31, 2024, all Section 16(a) filing requirements applicable to our directors, executive officers and 10% stockholders were completed in a timely manner other than delinquent filings to report RSU grants made to each of Claude Maraoui and Joseph Benesch on January 3, 2024 and May 1, 2024 due to administrative oversight.

RELATED PERSON TRANSACTIONS
Since January 1, 2023, except as described below, the Company has not been a party to any transaction in which the amount involved exceeded or will exceed $120,000, and in which any of its directors, named executive officers or beneficial owners of more than 5% of the Company’s capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, and other than compensation, termination, and change-in-control arrangements.
The written charter of the audit committee authorizes, and the Nasdaq Stock Market listing rules require, the Audit Committee to review and approve related-party transactions. In reviewing related-party transactions, the Audit Committee applies the basic standard that transactions with affiliates should be made on terms no less favorable to the Company than could have been obtained from unaffiliated parties. Therefore, our audit committee reviews the benefits of the transactions, terms of the transactions and the terms available from unrelated third parties, as applicable. All transactions other than compensatory arrangements between the Company and its officers, directors, principal stockholders and their affiliates will be approved by the Audit Committee or a majority of the disinterested directors, and will continue to be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.
The following is a summary of each transaction or series of similar transactions since January 1, 2023 to which it was or is a party and that:
•
the amount involved exceeded or exceeds $120,000 or is greater than 1% of our total assets; and

•
any of our directors or executive officers, any holder of 5% of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.

Shared Services Agreement with Fortress
On November 12, 2021, the Company and Fortress entered into an arrangement to share the cost of certain legal, finance, regulatory, and research and development employees (the “Agreement”). Fortress’s Executive Chairman and Chief Executive Officer is the Executive Chairman of the Company. Under the terms of the Agreement, the Company will reimburse Fortress for the salary and benefit costs associated with these employees based upon actual hours worked on Company related projects following the completion of the Company’s initial public offering (“IPO”), which closed on November 10, 2021. For the years ended December 31, 2024 and 2023, Fortress employees have provided services to the Company totaling approximately less than $0.1 million and $0.1 million, respectively.
In the normal course of business, the Company reimburses Fortress for various payroll related costs and selling, general and administrative costs. As of December 31, 2024 and 2023, the Company had a balance of approximately $0.5 million and $0.2 million, respectively, due to related party on the consolidated balance sheets.
Fortress Income Tax
As of December 31, 2024, the Company was 44.51% owned by Fortress Biotech, Inc. (“Fortress”) and was filing consolidated federal tax returns and consolidated or combined state tax returns in multiple jurisdictions with Fortress for tax years prior to 2021. As the Company completed its initial public offering on November 12, 2021, it deconsolidated from the Fortress consolidated group for federal income tax purpose.
The financial statements recognize the current and deferred income tax consequences that result from the activities during the current and preceding periods, as if the Company were a separate taxpayer rather than a member of the Fortress consolidated income tax return group. Fortress has agreed that the Company does not have to make payments to Fortress for the use of net operating losses (“NOLs”) of Fortress (including other Fortress group members). Since Fortress does not require the Company to pay in any form for the utilization of the consolidated group’s NOLs, the tax benefit realized have been recorded as a capital contribution.

STOCK OWNERSHIP OF OUR DIRECTORS, EXECUTIVE OFFICERS, AND 5% BENEFICIAL OWNERS
The following table shows information, as of April 14, 2025 (the “Determination Date”), concerning the beneficial ownership of our common stock by:
•
each person we know to be the beneficial owner of more than 5% of our common stock;

•
each of our current directors;

•
each of our NEOs shown in our Summary Compensation Table; and

•
all current directors and NEOs as a group.

As of the Determination Date, there were 17,113,604 shares of our common stock outstanding and 6,000,000 shares of Class A common stock outstanding. We have determined beneficial ownership in accordance with the rules of the SEC, which generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including options and warrants that are currently exercisable or exercisable within 60 days of the Determination Date. “Voting power” is the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares and “investment power” includes the power to dispose or direct the disposition of shares. Unless otherwise indicated, to our knowledge, the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of common stock that they beneficially own, subject to community property laws where applicable. The information in the table below does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Section 13(d) of the Exchange Act.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Journey Medical Corporation, 9237 E Via de Ventura Blvd. Suite 105, Scottsdale, AZ 85258.
Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock
Five percent or more beneficial owners
Fortress Biotech, Inc.(1)	9,860,467	42.66%
Tang Capital Management LLC(2)	1,523,938	6.59%
Named Executive Officers and Directors
Lindsay A. Rosenwald, M.D.(3)	820,715	3.55%
Claude Maraoui(4)	2,027,306	8.77%
Neil Herskowitz	71,717	*
Justin Smith	134,717	*
Miranda Toledano	71,717	*
Michael Pearce	—	*
Ramsey Alloush(5)	272,674	1.18%
Joseph Benesch(6)	74,287	*
All executive officers and directors as a group (6 persons)	3,473,133	15.03%

*
Represents beneficial ownership of less than 1%.

(1)
Includes (i) 6,000,000 shares of common stock issuable upon conversion of the holder’s 6,000,000 shares of Class A common stock. Each share of Class A common stock is convertible, at the option of the holder, into one fully paid and nonassessable share of common stock subject to certain adjustments and (ii) 500,000 shares of common stock underlying the warrants described in footnote 3 below. The principal business address for Fortress Biotech, Inc. is 1111 Kane Concourse, Suite 301 Bay Harbor Islands, FL 33154.

(2)
Based solely upon a Schedules 13G filed on November 29, by Tang Capital Management LLC. Represents securities held by: (i) Tang Capital Management, LLC (ii) Kevin Tang, and (iii) Tang Capital Partners, LP who each share voting and dispositive power over all of the shares. The principal business address for each entity or individual identified in this paragraph is 4747 Executive Drive, Suite 210, San Diego, CA 92121.

(3)
Includes 500,000 shares of common stock acquirable from the holdings of Fortress upon the exercise of warrants, which are fully vested.

(4)
Includes 1,250,000 shares of common stock issuable upon exercise of stock options, 58,333 restricted stock units that will vest within 60 days of the Determination Date, and 57,493 vested restricted stock units that were deferred as a part of the Company’s Deferred Compensation Plan.

(5)
Includes 40,000 restricted stock units that will vest within 60 days of the Determination Date.

(6)
Includes 26,666 restricted stock units that will vest within 60 days of the Determination Date and 4,128 vested restricted stock units that were deferred as a part of the Company’s Deferred Compensation Plan.

PROPOSAL NO. 1 ELECTION OF DIRECTORS; NOMINEES
Our Bylaws provide that the Board shall consist of not more than nine nor less than one member, as determined from time to time by resolution of the Board. On July 9, 2024, the Board set the number of directors on the Board at six. The nominated directors are: Lindsay A. Rosenwald, M.D., Claude Maraoui, Neil Herskowitz, Justin Smith, Miranda Toledano and Michael Pearce. For information about each of the nominees and our Board generally, please see “Corporate Governance — Our Board of Directors” beginning on page 6. If elected, the nominees will hold office until the next annual meeting of stockholders and until a respective successor is elected and has been qualified, or until such director resigns or is removed from office. Each nominee listed above has consented to being named in this proxy statement and has agreed to serve if elected. Management expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, your proxy will vote your shares for the election of another nominee to be designated by a majority of the independent directors serving on our Board.
If a choice is specified on the proxy card, in an Internet vote or in a mobile device vote by the stockholder, the shares will be voted as specified. If no specification is made, the shares will be voted “FOR” all of the nominees. The affirmative vote of the holders of a plurality of the shares of our common stock and our Class A common stock, voting together as a single class, present in person or represented by proxy and entitled to vote on the election of directors at the annual meeting at which a quorum is present is required for the election of the nominees.
The Board unanimously recommends a vote “FOR” the election of all of the nominees for director.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board is submitting the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2025 to the stockholders for ratification at our Annual Meeting. Stockholder ratification of our independent registered public accounting firm is not required by our Bylaws or otherwise. If KPMG is not ratified as our independent registered public accounting firm by our stockholders, the Audit Committee will review its future selection of an independent registered public accounting firm. KPMG will still serve as our independent registered public accounting firm for the year ending December 31, 2025, if it is not ratified by our stockholders. The affirmative vote of the majority of shares present or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required for the ratification of the appointment of KPMG.
The Board unanimously recommends a vote “FOR” ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

PROPOSAL NO. 3
APPROVAL OF THE FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR, AMONG OTHER THINGS, OFFICER EXCULPATION
The Board has unanimously approved and declared advisable, and recommends that our stockholders adopt, a proposal to amend and restate our Third Amended and Restated Certificate of Incorporation to reflect Delaware law provisions regarding officer exculpation (the “Officer Exculpation Provisions”) and to effect certain other changes as described below. Set forth in Annex A to this proxy statement is a form of the proposed Fourth Amended and Restated Certificate of Incorporation that would be adopted should this Proposal No. 3 be approved by stockholders at the Annual Meeting.
Officer Exculpation
Article VIII of our Third Amended and Restated Certificate of Incorporation currently includes a provision, authorized under the General Corporation Law of the State of Delaware (the “DGCL”), that eliminates the personal liability of directors for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the DGCL.
Prior to 2022, the DGCL did not allow for similar elimination or limitation of officers’ personal liability. As a result, stockholder plaintiffs employed tactics of bringing certain claims against individual officers when such claims would otherwise be exculpated and dismissed if brought against directors. However, the State of Delaware, which is the Company’s state of incorporation, amended Section 102(b)(7) of the DGCL to enable Delaware corporations to limit the personal liability of certain of their officers in limited circumstances (the “Section 102(b)(7) Amendment”). The Section 102(b)(7) Amendment was adopted to address inconsistent treatment between officers and directors and address rising litigation and insurance costs for stockholders.
The Board believes that there is a need for directors and officers to remain free of the risk of financial ruin as a result of an unintentional misstep. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges in an evolving macroeconomic and regulatory environment, without the benefit of hindsight. The board of directors believes that exculpation provisions empower both directors and officers to exercise their best judgment in furtherance of stockholder interests. In addition, adopting an exculpation provision that aligns with Delaware law could prevent costly and protracted litigation that distracts our officers from important operational and strategic matters.
The Board also expects that exculpation clauses applicable to officers could become widely used by public corporations, including our peers, and that failing to adopt the Officer Exculpation Provisions could negatively impact our ability to recruit and retain exceptional officer candidates who value the protection from potential exposure to liabilities, costs of defense and other risks of proceedings that would be afforded by protection similar to that afforded by the Officer Exculpation Provisions. Additionally, the Officer Exculpation Provisions will align the protections for our officers with those protections already afforded to our directors.
In light of the Section 102(b)(7) Amendment, we propose to amend and restate our Third Amended and Restated Certificate of Incorporation to add a provision exculpating certain of the Company’s officers from liability, as permitted by Delaware law, similar to the protections currently available for directors of the Company in our current Third Amended and Restated Certificate of Incorporation. If this proposal is approved and our current Third Amended and Restated Certificate of Incorporation is amended and restated, the Company’s officers, in addition to the Company’s directors, would be exculpated from monetary liability for fiduciary duty breaches, solely to the extent permitted under Section 102(b)(7) of the DGCL. With these changes, we aim to strike a balance between stockholders’ interest in accountability and their interest in the Company being able to attract and retain quality officers to work on its behalf. For these reasons, our board of directors has determined that it is in the best interests of the Company and its stockholders to seek to update the exculpation provision.

Other Modifications
The Board is also recommending the following changes to our Third Amended and Restated Certificate of Incorporation to remove inapplicable or outdated provisions, which changes are included in the draft Fourth Amended and Restated Certificate of Incorporation set forth in Annex A:
•
Clarifying, but not changing, clauses describing the number of shares of capital stock available for issuance under Article IV, Section 1.

•
Removing provisions in Article IV Section 3.3.1 that provided that for a period of 10 years from the date of the first issuance of shares of Class A Common Stock, the holders of record of the shares of Class A Common Stock, exclusively and as a separate class, would be entitled to appoint or elect the majority of the directors of the Company, as this 10-year period has passed.

Proposed Changes
If approved, Article VIII of our current Third Amended and Restated Certificate of Incorporation would be replaced in its entirety to read as follows:
To the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer. Any amendment, repeal or modification of the foregoing provision shall not adversely affect any right or protection of a Director or officer of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, repeal or modification.
In addition, the Fourth Amended and Restated Certificate of Incorporation would effect the following revisions to our Third Amended and Restated Certificate of Incorporation:
•
The second sentence of Article IV Section 1 would be amended and restated in its entirety to read as follows:

The total number of shares of capital stock that the Corporation shall have authority to issue is: (1) 50,000,000 shares of Common Stock, with $0.0001 par value, of which 6,000,000 shares are designated as “Class A Common Stock” (the “Class A Common Stock”), and (2) 1,200,000 shares of Preferred Stock, with $0.0001 par value.
•
Article IV Section 3.3.1 would be in its entirety and Sections 3.3.2 and 3.3.3 would be renumbered accordingly.

If stockholders approve this Proposal No. 3, the changes described in this Proposal No. 3 will become legally effective upon the filing of the Fourth Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which we expect to occur shortly following the Annual Meeting. However, even if stockholders approve this Proposal No. 3, the Board may, in its sole discretion, abandon this action without further stockholder action prior to the effectiveness of the filing of the Fourth Amended and Restated Certificate of Incorporation and, if abandoned, the changes reflected therein, including regarding officer exculpation, will not become effective. If stockholders do not approve this Proposal No. 3, our Third Amended and Restated Certificate of Incorporation will not be amended and restated and the modifications, including the Officer Exculpation Provisions, described in this Proposal No. 3 will not take effect.
The Board of Directors unanimously recommends a vote “FOR” the approval of the Fourth Amended and Restated Certificate of Incorporation to provide for, among other things, officer exculpation. The affirmative vote of the majority of the outstanding shares of our common stock is required for approval.

ADDITIONAL INFORMATION
Householding of Annual Meeting Materials
Some banks, brokerage firms and other nominee record holders may be participating in the practice of “householding” proxy materials, including the Internet Notice. This means that only one copy of the Internet Notice and, if applicable, proxy statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2024, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you contact us at: 9237 E Via de Ventura Blvd., Suite 105, Scottsdale, AZ 85258, Attn: Ramsey Alloush. You may also contact us at (480) 434-6670.
If you want to receive separate copies of the Internet Notice or proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, brokerage firm or other nominee record holder, or you may contact us at the above address or phone number.
Stockholder Proposals for Our 2026 Annual Meeting
Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy materials for our next annual meeting. In order to be considered timely, such proposal must be received by our Corporate Secretary, Ramsey Alloush, at 9237 E Via de Ventura Blvd., Suite 105, Scottsdale, AZ 85258, no later than December 30, 2025. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested.
Our Bylaws require stockholders to provide advance notice to the Company of any stockholder director nomination(s) and any other matter a stockholder wishes to present for action at an annual meeting of stockholders (other than matters to be included in our proxy statement, which are discussed in the previous paragraph). In order to properly bring business before an annual meeting, our Bylaws require, among other things, that the stockholder submit written notice thereof complying with our Bylaws to Ramsey Alloush, our Corporate Secretary, at the above address, not less than 50 days nor more than 90 days before the annual meeting. Therefore, assuming the 2026 Annual Meeting of Stockholders is on the first anniversary of the Annual Meeting, the Company must receive notice of a stockholder proposal submitted other than pursuant to Rule 14a-8 (as discussed above) no sooner than March 27, 2026, and no later than May 6, 2026. If a stockholder fails to provide timely notice of a proposal to be presented at our 2026 Annual Meeting of Stockholders, the proxy designated by our Board will have discretionary authority to vote on any such proposal that may come before the meeting. Stockholders are advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must have provided notice that sets forth the information required by Rule 14a-19 of the Exchange Act no later than April 25, 2026.
Other Matters
Our Board does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the person named in the accompanying proxy card to vote, or otherwise act, in accordance with their judgment on such matters.
Solicitation of Proxies
We will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, our officers and employees may solicit proxies in person or by telephone. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.
Incorporation of Information by Reference
The Audit Committee Report contained in this proxy statement is not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that we specifically incorporate such information by reference. Our Annual Report on Form 10-K for the year ended December 31, 2024, delivered to you together with this proxy statement, is hereby incorporated by reference.

ANNEX A
FOURTH
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
JOURNEY MEDICAL CORPORATION
(Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware)
Journey Medical Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:
ONE:   The date of filing the original Certificate of Incorporation of this Corporation with the Secretary of State of the State of Delaware was July 18, 2014 under the original name Coronado Dermatology, Inc.
TWO:   That the Board of Directors of the Corporation duly adopted resolutions in accordance with Section 245 of the DGCL proposing to amend and restate the existing Third Amended and Restated Certificate of Incorporation of the Corporation, declaring said amendment and restatement to be advisable and in the best interests of the Corporation and its stockholders, and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment and restatement is as follows:
RESOLVED, that the Fourth Amended and Restated Certificate of Incorporation of this Corporation is hereby amended and restated to read as follows:
ARTICLE I
The name of the corporation is Journey Medical Corporation (the “Corporation”).
ARTICLE II
The address of the Corporation’s registered office in the State of Delaware is 3500 South DuPont Highway, in the City of Dover, Kent County, Delaware 19901. The name of its registered agent at such address is Incorporating Services, Ltd.
ARTICLE III
The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation law (the “DGCL”), and to possess and exercise all of the powers and privileges granted by such law and any other law of the State of Delaware.
ARTICLE IV
1.   Stock.   The Corporation is authorized to issue two classes of stock to be designated “Common Stock” and “Preferred Stock.” The total number of shares of capital stock that the Corporation shall have authority to issue is: (1) 50,000,000 shares of Common Stock, with $0.0001 par value, of which 6,000,000 shares are designated as “Class A Common Stock” (the “Class A Common Stock”), and (2) 1,200,000 shares of Preferred Stock, with $0.0001 par value. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares of Common Stock then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote (voting together as a single class on an as-if-converted basis). The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the corporation entitled to vote thereon, without a separate vote of the holders of the Preferred

Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock.
2.   Blank-Check Preferred Stock.   The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide for the issue of all of any of the remaining shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the issuance of such shares and as may be permitted by the DGCL. The Board is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.
3.   Rights.   The powers, preferences and relative participating, optional and other special rights of the respective classes of the Corporation’s capital stock or the holders thereof and the qualifications, limitations and restrictions thereof are as follows:
3.1   Dividends.   The Corporation shall declare, pay and set aside dividends among the holders of the shares of Common Stock and the Class A Common Stock, pro rata based on the number of shares of Common Stock held by each such holder, treating for this purpose all such shares of Class A Common Stock as if they had been converted to Common Stock pursuant to the terms of the Certificate of Incorporation immediately prior to such declaration, payment or setting aside of dividends.
3.2   Voting.
3.2.1   General.
(a)   Subject to Subsection IV.3.2.1, the holders of the Common Stock are entitled to one vote for each share of Common Stock held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of shares of capital stock of the Corporation representing a majority of the votes represented by all outstanding shares of capital stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.
(b)   [Reserved].
(c)   Subject to Subsection IV.3.2.1, on any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of meeting), each holder of outstanding shares of Class A Common Stock shall be entitled to cast for each share of Class A Common stock held by such holder as of the record date for determining stockholders entitled to vote on such matter, the number of votes that is equal to one and one-tenth (1.1) times a fraction, the numerator of which is the sum of the shares of outstanding Common Stock and the denominator of which is number of shares of outstanding Class A Common Stock.
(d)   Except as provided by law or by the other provisions of the Certificate of Incorporation, holders of Class A Common Stock shall vote together with the holders of Common Stock as a single class.
3.3   Election of Directors.
3.3.1   The holders of record of the shares of Common Stock (including Class A Common Stock) and of any other class or series of voting stock, exclusively and voting together as a single class, shall be entitled to elect the directors on the Board.

3.3.2   Any director may be removed without cause by, and only by, the affirmative vote of the holders of the shares of the class(es) of capital stock entitled to elect such director or directors, given either at a special meeting of such stockholders duly called for that purpose or pursuant to a written consent of stockholders. At any meeting held for the purpose of electing a director, the presence in person or by proxy of the holders of a majority of the outstanding shares of the class or series entitled to elect such director shall constitute a quorum for the purpose of electing such director. A vacancy in any directorship filled by the holders of any class or series shall be filled only by vote or written consent in lieu of a meeting of the holders of such class or series or by any remaining director or directors elected by the holders of such class or series pursuant to this Subsection IV.3.3.2.
4.   Conversion.
The holders of the Class A Common Stock shall have conversion rights as follows (the “Conversion Rights”):
4.1   Right to Convert Conversion Ratio.   Each share of Class A Common Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into one (1) fully paid and nonassessable share of Common Stock (the “Conversion Ratio”), subject to adjustment as provided below.
4.2   Fractional Shares.   No fractional shares of Common Stock shall be issued upon conversion of the Class A Common Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock as determined in good faith by the Board. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Class A Common Stock the holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.
4.3   Mechanics of Conversion.
4.3.1   Notice of Conversion.   In order for a holder of Class A Common Stock to voluntarily convert shares of Class A Common Stock into shares of Common Stock (or other capital stock or securities at the time issuable upon conversion of the Class A Common Stock), such holder shall surrender the certificate or certificates for such shares of Class A Common Stock (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate), at the office of the transfer agent for the Class A Common Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Class A Common Stock represented by such certificate or certificates and, if applicable, any event on which such conversion is contingent. Such notice shall state such holder’s name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock (or other capital stock or securities at the time issuable upon conversion of the Class A Common Stock) to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his, her or its attorney duly authorized in writing. The close of business on the date of receipt by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) of such certificates (or lost certificate affidavit and agreement) and notice shall be the time of conversion (the “Conversion Time”), and the shares of Common Stock (or other capital stock or securities at the time issuable upon conversion of the Class A Common Stock) issuable upon conversion of the shares represented by such certificate shall be deemed to be outstanding of record as of such date. The Corporation shall, as soon as practicable after the Conversion

Time, issue and deliver to such holder of Class A Common Stock , or to his, her or its nominees, a certificate or certificates for the number of full shares of Common Stock (or other capital stock or securities at the time issuable upon conversion of the Class A Common Stock) issuable upon such conversion in accordance with the provisions hereof, a certificate for the number (if any) of the shares of Class A Common Stock represented by the surrendered certificate that were not converted into Common Stock (or other capital stock or securities at the time issuable upon conversion of the Class A Common Stock), and cash as provided in Subsection IV.4.2 in lieu of any fraction of a share of Common Stock (or other capital stock or securities at the time issuable upon conversion of the Class A Common Stock) otherwise issuable upon such conversion and payment of any declared but unpaid dividends on the shares of Class A Common Stock.
4.3.2   Reservation of Shares.   The Corporation shall at all times when Class A Common Stock shall be outstanding, reserve and keep available out of its authorized but unissued capital stock, for the purpose of effecting the conversion of the Class A Common Stock, such number of its duly authorized shares of Common Stock (or other capital stock or securities at the time issuable upon conversion of the Class A Common Stock) as shall from time to time be sufficient to effect the conversion of all outstanding Class A Common Stock; and if at any time the number of authorized but unissued shares of Common Stock (or other capital stock or securities at the time issuable upon conversion of the Class A Common Stock) shall not be sufficient to effect the conversion of all then outstanding shares of the Class A Common Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock (or other capital stock or securities at the time issuable upon conversion of the Class A Common Stock) to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Certificate of Incorporation.
4.3.3   Effect of Conversion.   All shares of Class A Common Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate at the Conversion Time, except only the right of the holders thereof to receive shares of Common Stock (or other capital stock or securities at the time issuable upon conversion of the Class A Common Stock) in exchange therefor and to receive payment of any dividends declared but unpaid thereon. Any shares of Class A Common Stock so converted shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Class A Common Stock accordingly.
4.3.4   Taxes and Liens.   The Corporation shall pay any and all costs incurred by the Corporation to effect the conversion and shall pay any issue and other similar taxes that may be payable in respect of any issuance or delivery of any securities upon conversion of shares of Class A Common Stock pursuant to this Subsection IV.4.3.4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of securities in a name other than that in which the shares of Class A Common Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid. Upon conversion of each share of Class A Common Stock, the Corporation shall take all such actions as are necessary in order to ensure that the securities issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof (other than restrictions on transfer under applicable federal and state securities law and liens, charges and encumbrances arising through the holder thereof).
4.4   Adjustment for Stock Splits and Combinations.   If the Corporation shall at any time or from time to time after the effective date of this Certificate of Incorporation (the “Effective

Date”) effect a subdivision of the outstanding Common Stock (or other capital stock or securities at the lime issuable upon conversion of the Class A Common Stock) (by any stock split, stock dividend, recapitalization or otherwise), the applicable Conversion Ratio in effect immediately before that subdivision shall be proportionately decreased so that the number of shares of Common Stock (or other capital stock or securities at the lime issuable upon conversion of the Class A Common Stock) issuable on conversion of each share of Class A Common Stock shall be increased in proportion to such increase in the aggregate number of shares of Common Stock (or other capital stock or securities at the time issuable upon conversion of the Class A Common Stock) outstanding. If the Corporation shall at any time or from time to time after the Effective Date combine the outstanding shares of Common Stock, the applicable Conversion Ratio in effect immediately before the combination shall be proportionately increased so that the number of shares of Common Stock (or other capital stock or securities at the time issuable upon conversion of the Class A Common Stock) issuable on conversion of each share of Class A Common Stock shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock (or other capital stock or securities at the time issuable upon conversion of the Class A Common Stock) outstanding. Any adjustment under this Subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.
4.5   [Reserved].
4.6   Adjustment for Merger or Reorganization, etc.   If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Corporation in which the Common Stock (but not the Class A Common Stock) is converted into or exchanged for securities, cash or other property (other than a transaction covered by Subsection IV.4.4), then, following any such reorganization, recapitalization, reclassification, consolidation or merger, each share of Class A Common Stock shall thereafter be convertible in lieu of the Common Stock into which it was convertible prior to such event into the kind and amount of securities, cash or other property which a holder of the number of shares of Common Stock of the Corporation issuable upon conversion of one share of the applicable Class A Common Stock immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions in Subsection IV.4.4 with respect to the rights and interests thereafter of the holders of the Class A Common Stock, to the end that the provisions set forth in Subsection IV.4.4 (including provisions with respect to changes in and other adjustments of the applicable Conversion Ratio) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the Class A Common Stock.
4.7   Certificate as to Adjustments.   Upon the occurrence of each adjustment or readjustment of the applicable Conversion Ratio pursuant to Subsection IV.4, the Corporation at its expense shall, as promptly as reasonably practicable but in any event not later than 10 days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of the applicable series of Class A Common Stock a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property into which the applicable shares of Class A Common Stock are convertible) and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, as promptly as reasonably practicable after the written request at any time of any holder of Class A Common Stock (but in any event not later than 10 days thereafter), furnish or cause to be furnished to such holder a certificate setting forth (i) the applicable Conversion Ratio then in effect, and (ii) the number of shares of Common Stock (or other capital stock or securities at the time issuable upon conversion of the Class A Common Stock) and the amount, if any, of other securities, cash or property which then would be received upon the conversion of Class A Common Stock.
4.8   Notice of Record Date.   In the event, (a) the Corporation shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon conversion of the Class A Common Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or (b) of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, then the Corporation will send or cause to be sent to the holders of the Class A Common Stock a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, liquidation, dissolution or winding up is proposed to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon the conversion of the Class A Common Stock) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, liquidation, dissolution or winding up, and the amount per share and character of such exchange applicable to the Class A Common Stock and the Common Stock. Such notice shall be sent at least 15 days prior to the record date or effective date for the event specified in such notice.
5.   Waiver.   Any of the rights, powers and other terms of the Class A Common Stock set forth herein may be waived on behalf of all holders of Class A Common Stock by the affirmative written consent or vote of the holders of at least seventy-five percent (75%) of the shares of Class A Common Stock then outstanding.
6.   Notices.   Any notice required or permitted by the provisions of this Article IV to be given to a holder of shares of Class A Common Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the DGCL, and shall be deemed sent upon such mailing or electronic transmission.
ARTICLE V
The number of directors of the Corporation shall be fixed from time to time as provided in the Bylaws.
ARTICLE VI
Unless and except that the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.
ARTICLE VII
In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board is expressly authorized to make, alter and repeal the Bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any bylaw whether adopted by them or otherwise.
ARTICLE VIII
To the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer. Any amendment, repeal or modification of the foregoing provision shall not adversely affect any right or protection of a director or officer of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, repeal or modification.
ARTICLE IX
The Corporation will indemnify any person who was or is a party or is threatened to be made a party to, or testifies in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, by reason of the fact such person is or was a director, officer or employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding to the full extent permitted by the DGCL, and the Corporation may adopt Bylaws or enter into agreements with any such person for the purpose of providing for such indemnification.
ARTICLE X
Subject to the provisions of this Certificate of Incorporation, the Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the DGCL and the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this article.
ARTICLE XI
The Corporation is to have perpetual existence.
ARTICLE XII
Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of this Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the Bylaws of the Corporation.
ARTICLE XIII
The Corporation elects not to be governed by Section 203 of the DGCL. To the fullest extent permitted by section 122(17) of the DGCL, the Corporation, on behalf of itself and its subsidiaries, renounces any interest or expectancy of the Corporation and its subsidiaries in any Excluded Opportunity, or in being offered an opportunity to receive notice of or participate in any Excluded Opportunity, even if the opportunity is one that the Corporation or its subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so and no such individual, corporation, limited liability company, partnership, firm, joint venture, association, joint-stock company, trust, estate, unincorporated organization, governmental or regulatory body or other entity (“Person”) shall be liable to the Corporation or any of its subsidiaries for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such Person pursues or acquires such Excluded Opportunity, directs such Excluded Opportunity to another Person or fails to present such Excluded Opportunity, or information regarding such Excluded Opportunity, to the Corporation or its subsidiaries. An “Excluded Opportunity” is any matter, transaction or interest that is presented to, or acquired, created or developed by, or which otherwise comes into the possession of, (i) any director of the Corporation who is not an employee of the Corporation or any of its subsidiaries, or (ii) any holder of Class A Common Stock or any affiliate, partner, member, director, stockholder, employee, agent or other related person of any such holder, other than someone who is an employee of the Corporation or any of its subsidiaries (collectively, “Covered Persons”), unless such matter, transaction or interest is presented to, or acquired, created or developed by, or otherwise comes into the possession of, a Covered Person expressly and solely in such Covered Person’s capacity as a director of the Corporation. Any Person purchasing or otherwise acquiring any interest in any shares of stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XIII. Neither the alteration, amendment or repeal of this Article XIII nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article XIII shall eliminate or reduce the effect of this Article XIII in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Article XIII, would accrue or arise, prior to such alteration, amendment, repeal or adoption.

ARTICLE XIV
Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware, shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation; (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or to the Corporation’s stockholders; (iii) any action asserting a claim arising pursuant to any provision of the DGCL or the Corporation’s Certificate of Incorporation or its Bylaws (as either may be amended from time to time); or (iv) any action asserting a claim governed by the internal affairs doctrine. If any action the subject matter of which is within the scope of the preceding sentence is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any of the Corporation’s stockholders, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce the preceding sentence and (ii) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. Furthermore, unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended.
* * *
THREE:   This Fourth Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the DGCL, and restates, integrates and further amends the provisions of the Corporation’s Third Amended and Restated Certificate of Incorporation.
IN WITNESS WHEREOF, Journey Medical Corporation has caused this Fourth Amended and Restated Certificate of Incorporation to be signed by its Chief Executive Officer this [   ] day of [           ], 2025.

Claude Maraoui
Chief Executive Officer

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V74048-P30919 ! ! ! For All Withhold All For All Except For Against Abstain ! ! ! ! ! ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. JOURNEY MEDICAL CORPORATION Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR ALL the following: The Board of Directors recommends you vote FOR proposals 2 and 3: 3. Adopt and approve the Fourth Amended and Restated Certificate of Incorporation of the Company providing for, among other things, officer exculpation. 2. Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2025. 01) Lindsay A. Rosenwald, M.D. 02) Claude Maraoui 03) Neil Herskowitz 04) Justin Smith 05) Miranda Toledano 06) Michael Pearce SCAN TO VIEW MATERIALS & VOTE w JOURNEY MEDICAL CORPORATION 9237 E VIA DE VENTURA BLVD., SUITE 105 SCOTTSDALE, AZ 85258 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 23, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/DERM2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY MOBILE DEVICE Use any smartphone or tablet to scan the QR Barcode above using the QR Reader, and you will be taken directly to the Internet voting website. Vote by 11:59 P.M. ET on June 23, 2025. Have your proxy card in hand when you visit the Internet voting website and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V74049-P30919Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.The stockholder(s) hereby appoint(s) Claude Maraoui and Ramsey Alloush, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot and upon such other business as may properly come before the meeting, all of the shares of Common Stock of Journey Medical Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 A.M., ET, on June 24, 2025, virtually via the Internet by visiting www.virtualshareholdermeeting.com/DERM2025, and any adjournment or postponement thereof.The undersigned hereby authorizes the proxy, in his discretion, to vote (a) for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (b) on any matter that the Board of Directors did not know would be presented at the Annual Meeting a reasonable time before the proxy solicitation was made, and (c) on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations and, accordingly, will be voted FOR each of the Board of Directors’ nominees for director specified in Proposal 1 and FOR Proposals 2 and 3.Continued and to be signed on reverse sideJourney Medical CorporationAnnual Meeting of StockholdersJune 24, 2025 11:00 A.M., ETThis proxy is solicited by the Board of Directors